UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Advisors Series Trust

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Scharf Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-5SCHARF

Dear Shareholder:

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  Scharf Investments, LLC (“Scharf Investments” or the “Adviser”), a Delaware limited liability company, has served as the investment adviser to the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), since their inception.  On or around July 1, 2015, the Adviser anticipates that Brian A. Krawez, President, Chairman of the Investment Committee and an owner of the firm, will succeed Jeffrey R. Scharf, Founder and Chairman of the firm, as the managing member (the “Manager”) of Scharf Investments under the firm’s limited liability company agreement, causing a change in control of the Adviser (the “Transaction”).  This change of control in the Adviser is not expected to result in any change in the way your Funds are managed or in the persons responsible for the management of the Funds and there will be no increase in any fees or expenses you pay as a shareholder in the Funds as a result of this transaction.

The Transaction will result in a “change in control” of the Adviser under the Investment Company Act of 1940, as amended, and in a termination of the Funds’ advisory agreement with Scharf Investments.  In order for Scharf Investments to continue to manage the Funds, it is required that shareholders approve a new advisory agreement with Scharf Investments.   The agreement will be substantially identical to the current advisory agreement.  Pending shareholder approval of the new agreement, Scharf Investments will continue to serve as investment adviser to the Funds.

Therefore, I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Scharf Investments.  The new investment advisory agreement will replace the current investment advisory agreement and will not result in any change in the Funds’ investment strategies or in the way the Funds are managed.  There will be no change in the advisory fees paid to Scharf Investments and fees and expenses are not expected to increase as a result of this transaction.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before June 26, 2015.  I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ Brian A. Krawez

Brian A. Krawez
President
Scharf Investments, LLC

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

●	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve the new investment advisory agreement with Scharf Investments, LLC, a Delaware limited liability company (“Scharf Investments” or the “Adviser”), to enable Scharf Investments to continue as the investment adviser for the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on March 11-13, 2015, the Board approved Scharf Investments to continue to manage the Funds under a new investment advisory agreement (the “New Investment Advisory Agreement”).

What am I being asked to vote on?

You are being asked to vote to approve the New Investment Advisory Agreement between Scharf Investments and the Trust on behalf of the Funds.

On or around July 1, 2015, Scharf Investments anticipates that Brian A. Krawez, Scharf Investments’ President, Chairman of the Investment Committee and an owner of the firm, will succeed Jeffrey Scharf, Founder and Chairman of the firm, as the managing member (the “Manager”) of Scharf Investments under the firm’s limited liability company agreement (the “LLC Agreement”).  Ownership percentages will not be affected as a result of this change, and Mr. Krawez will remain the majority owner of the firm.  Under the LLC Agreement, the Manager has the full, exclusive and complete authority in the management and control of the business of Scharf Investments and makes all decisions affecting Scharf Investments.  Under current law, Mr. Krawez’s becoming Manager of Scharf Investments (the “Transaction”) constitutes a change in control of the Adviser and triggers an automatic termination of the present investment advisory agreement between the Adviser and the Trust on behalf of the Funds.

The Board approved the New Investment Advisory Agreement with Scharf Investments on behalf of the Funds at a meeting held on March 11-13, 2015, subject to shareholder approval.

Accordingly, the Funds are seeking shareholder approval to approve the New Investment Advisory Agreement in order to replace the existing Investment Advisory Agreement and to allow Scharf Investments to continue as the Funds’ investment adviser following Mr. Krawez’s succeeding Mr. Scharf as Manager of Scharf Investments under the LLC Agreement on or around July1, 2015.  If Fund shareholders do not approve a New Investment Advisory Agreement with Scharf Investments as the investment adviser for the Funds, the Board will have to consider other alternatives for the Funds.

How will my approval of the proposal affect the management and operation of the Funds?

The Funds’ investment strategies will not change as a result of the New Investment Advisory Agreement with Scharf Investments.  The same management team will continue to manage the Funds’ portfolios.  Mr. Krawez is the portfolio manager responsible for the day-to-day management of each Fund and has managed each Fund since inception.

Q&A	1

How will my approval of the proposal affect the expenses of the Funds?

The proposed approval of the New Investment Advisory Agreement with Scharf Investments will not result in an increase of the investment advisory fee paid by the Funds to Scharf Investments or in the Funds’ total expenses.

What are the primary reasons for the selection of Scharf Investments as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to allow Scharf Investments to continue as the investment adviser for the Funds, including the history, reputation, qualifications and resources of Scharf Investments and the fact that Scharf Investments’ current portfolio manager will continue to provide the day-to-day management of the Funds.   The Board also considered that the Transaction to Mr. Krawez as Manager of Scharf Investments will not result in an increase in the Funds’ advisory fees or in the fees and expenses paid by shareholders in the Funds and that all costs incurred by the Funds as a result of this change in control would be borne by Scharf Investments, not the Funds’ shareholders.  In addition, Scharf Investments has contractually agreed to waive its advisory fees and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed the Funds’ current expense caps (the “Expense Caps”), as set forth in the Funds’ existing Operating Expense Limitation Agreement, for a period of at least two years.  The agreement by Scharf Investments to waive advisory fees and/or reimburse expenses of the Funds will continue until at least January 27, 2018.  The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Caps, which includes fees waived or expenses paid for the benefit of the Funds prior to the Transaction.  Other expected benefits include providing continuity in the portfolio management of the Funds, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser.

Are there any material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement?

No.  There are no material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q&A	2

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Scharf Investments.

Who is eligible to vote?

Shareholders of record of the Funds as of the close of business on April 10, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of each Fund constitutes a quorum for the Special Meeting for that Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for one or more of the Funds at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of one or more of the Funds, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to one or more of the Funds.

What vote is required to approve the proposal?

Approval of the New Investment Advisory Agreement with Scharf Investments with respect to each Fund requires the vote of the “majority of the outstanding voting securities” of that Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.  Approval of the proposal by shareholders of one Fund is not contingent on approval by shareholders of the other Funds.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc. at 1-855-928-4486.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

Q&A	3

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	4

Scharf Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-5SCHARF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Scharf Fund, Scharf Balanced Fund and Scharf Global Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on June 26, 2015, at 11:00 a.m., Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Scharf Investments, LLC and the Trust on behalf of each of the Funds.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on April 10, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Michelle M. Nelson

Michelle M. Nelson, Secretary

April 16, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

Scharf Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-5SCHARF
TO BE HELD ON JUNE 26, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust) and its series, the Scharf Fund, the Scharf Balanced Opportunity Fund (“Balanced Opportunity Fund”) and the Scharf Global Opportunity Fund (the “Global Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on June 26, 2015 at 11:00 a.m., Central Time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as April 10, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about May 1, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To Approve an Investment Advisory Agreement between Scharf Investments, LLC and the Trust on behalf of the Funds.

Shareholders of each of the Funds are being asked to approve a new investment advisory agreement between Scharf Investments, LLC (“Scharf Investments” or the “Adviser”) and the Trust on behalf of the Funds.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on June 26, 2015:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com. To obtain directions to attend the Special Meeting, please call 866-5SCHARF.  For a free copy of the Funds’ latest annual and semi-annual report, call 866-5SCHARF or visit the Funds’ websites at www.scharffunds.com, or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Scharf Investments, LLC (“Scharf Investments” or the “Adviser”), a Delaware limited liability company, has served as the investment adviser to the Funds since their inception.  On or around July 1, 2015, it is anticipated that Scharf Investments will undergo a change in control because Brian A. Krawez, President, Chairman of the Investment Committee and an owner of the firm, is expected to succeed Jeffrey R. Scharf, Founder and Chairman of the firm, as the managing member (the “Manager”) of Scharf Investments under the firm’s limited liability company agreement (“LLC Agreement”).  Ownership percentages will not be affected as a result of this change.  Mr. Krawez will remain the majority owner of the firm.  Under the LLC Agreement, the Manager has the full, exclusive and complete authority in the management and control of the business of Scharf Investments and makes all decisions affecting Scharf Investments.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.  Mr. Krawez’s succeeding Mr. Scharf as the Manager of Scharf Investments under the LLC Agreement will constitute a change in control of the Adviser.  With the anticipated change in control of the Adviser and the resulting termination of Scharf Investments’ present investment advisory agreement with the Trust on behalf of the Funds, the Board was required to take action to approve a new investment advisory agreement for the continued management of the Funds by the Adviser following the Transaction.

At the meeting of the Board held on March 11-13, 2015, the Board voted unanimously to approve the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between Scharf Investments and the Trust on behalf of the Funds, retaining Scharf Investments as investment adviser for the Funds.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially the same as the terms of Scharf Investments’ current investment advisory agreement except for the commencement date.

Accordingly, the Funds need shareholder approval to allow Scharf Investments to continue to act as their investment adviser following the Transaction.  If the Funds’ shareholders do not approve Scharf Investments as the investment adviser for the Funds, then the Board will have to consider other alternatives for the Funds.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated December 30, 2011, as amended December 28, 2012 and June 20, 2014 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Scharf Investments.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Scharf Fund for approval on December 30, 2011, and was effective with respect to the Scharf Fund upon the Fund’s commencement of operations as a series of the Trust.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Scharf Balanced Opportunity Fund for approval on December 31, 2012, and was effective with respect to the Scharf Balanced Opportunity Fund upon the Fund’s commencement of operations as a series of the Trust.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Scharf Global Opportunity Fund for approval on October 14, 2014, and was effective with respect to the Scharf Global Opportunity Fund upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon shareholder approval.  If shareholders do not approve the New Investment Advisory Agreement with respect to one or more of the Funds, then Scharf Investments will not be permitted to serve as that Fund’s investment adviser and the Board will have to consider other alternatives for the Funds.  The proposals are not contingent on each other, so that shareholder approval of the New Investment Advisory Agreement for one Fund is not contingent on shareholder approval of the New investment Advisory Agreement for any other Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides that, when a Transaction, such as the one between Brian Krawez and Jeffrey Scharf, occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the Funds, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed the expense caps to which the Funds are subject (the “Expense Caps”) under the current Operating Expense Limitation Agreement for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue until at least January 27, 2018 under a new operating expenses limitation agreement between the Adviser and the Trust, on behalf of the Funds.  The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Caps, which includes fees waived or expenses paid for the benefit of the Funds prior to the Transaction.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees.  Currently, the Board of Trustees of the Trust meets this 75% requirement and it will continue to meet this requirement for the required three-year period.

Compensation Paid to Scharf Investments

Under the Prior Investment Advisory Agreement, Scharf Investments is entitled to receive a monthly advisory fee computed at an annual rate of 0.99% of each Fund’s average daily net assets in return for the services provided by Scharf Investments as investment adviser to the Funds.  The fee structure under the New Investment Advisory Agreement with Scharf Investments will be identical to the fee structure under the Prior Investment Advisory Agreement.  For the fiscal year ended September 30, 2014, the Funds paid Scharf Investments investment advisory fees in the amounts shown below.

Management Fees Paid to Scharf Investments(1) for the Fiscal Year Ended September 30, 2014

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser
Scharf Fund	$1,229,920	$62,615	$0	$1,167,305
Scharf Balanced Fund	$255,088	$127,045	$0	$128,043
(1) The Global Opportunity Fund commenced operations on October 14, 2014.

In connection with the Prior Investment Advisory Agreement, Scharf Investments contractually agreed to an operating expense limitation that limited the Funds to the amounts shown below as a percentage of each Fund’s average daily net assets:

	Retail Class	Investor Class	Institutional Class
Scharf Fund	1.34%	N/A	1.09%
Balanced Opportunity Fund	N/A	1.20%	N/A
Global Opportunity Fund	0.50%*	N/A	N/A
* The 0.50% Expense Cap will be in effect through January 27, 2016, after which the Expense Cap will increase to 1.15% through January 27, 2017, and then to 1.50% through January 27, 2018 and thereafter, in accordance with the Fund’s operating expenses limitation agreement.

These expense limitations will continue in effect under the New Investment Advisory Agreement with Scharf Investments until at least January 27, 2018.

Information about Scharf Investments, LLC

The Adviser, Scharf Investments, LLC, located at 5619 Scotts Valley Drive, Suite 140, Scotts Valley, CA 95066, is an SEC-registered investment advisory firm specializing in equity and fixed income security investments that are traded publicly in U.S. markets.  The Adviser provides investment management services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, and corporations.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Scharf Investments, each of whom can be located through Scharf Investments’ principal office location.

Name	Position/Principal Occupation
Jeffrey R. Scharf	Chairman and Managing Member*
Brian A. Krawez	President and Portfolio Manager*
Jason A. Marcus	Chief Compliance Officer
*	On or around July 1, 2015, it is anticipated that Mr. Krawez will succeed Mr. Scharf as Manager of Scharf Investments.

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Scharf Investments as of April 10, 2015, each of whom can be located through Scharf Investments’ principal office location.

Name	% of Voting Securities Held
Brian A. Krawez	60%
Jeffrey R. Scharf	40%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Scharf Investments under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Scharf Investments and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, Scharf Investments will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Scharf Investments shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Scharf Investments shall not direct orders to an affiliated person of Scharf Investments without general prior authorization to use such affiliated broker or dealer from the Board.  Scharf Investments’ primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Scharf Investments may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Scharf Investments is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus(es), statement(s) of additional information, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Scharf Investments and attendance at required annual Board meetings, and any costs of liquidating or reorganizing the Funds.

The Funds are responsible for all of their own expenses, except for those specifically assigned to Scharf Investments under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Funds’ average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Funds commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Funds.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of each Fund.  The Prior Investment Advisory Agreement provided that it may be terminated at any time, on 60 days’ prior written notice, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of any penalty, or by Scharf Investments at any time, without the payment of any penalty, upon 60 days’ prior written notice.  The New Investment Advisory Agreement may be terminated at any time, with or without cause, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund) without the payment of any penalty, or by Scharf Investments at any time, without the payment of any penalty, upon 30 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Scharf Investments by the agreement.  Scharf Investments will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Funds.

Board Recommendation of Approval

The full Board of Trustees (which is comprised of five persons, four of whom are Independent Trustees as defined under the 1940 Act) considered that the New Investment Advisory Agreement is substantially identical to the Prior Investment Advisory Agreement, except for the effective date, and concluded that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders.  In so concluding, the Board took into account a number of factors, including the Adviser’s representations that the Transaction will not result in any change in the services provided by the Adviser to the Funds; there will be no change in the day-to-day management responsibilities of the Funds’ portfolio management teams or to the employees of the Adviser who determine the Funds’ overall investment strategies, portfolio allocations and risk parameters; and the Transaction is not expected to result in any change in the day-to-day business operations of the Adviser.  The Board noted that Mr. Krawez is the portfolio manager responsible for the day-to-day management of the Funds and has managed the Funds since inception.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the New Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Funds.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Scharf Fund and Balanced Opportunity Fund as of January 31, 2015 on both an absolute basis, and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Scharf Fund and Balanced Opportunity Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.  The Board noted that the Global Opportunity Fund recently commenced operations and therefore comparative performance information was not available for the Fund.

The Board noted that the Scharf Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median and peer group average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Scharf Fund, noting that the Fund outperformed the similarly managed composite for all relevant periods, and reviewed the performance of the Scharf Fund against a broad-based securities market benchmark.

The Board noted that the Balanced Opportunity Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median and peer group average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Balanced Opportunity Fund, noting that the Fund underperformed the similarly managed composite for the one-year period and outperformed for the since inception period, and reviewed the performance of the Balanced Opportunity Fund against broad-based securities market benchmarks.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the New Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Funds, the Board reviewed and compared the each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.34% for Retail Class shares and 1.09% for Institutional Class shares of the Scharf Fund; 1.20% for the Balanced Opportunity Fund; and 0.50% through January 27, 2016, 1.15% from January 28, 2016 through January 27, 2017, and 1.50% from January 28, 2017 through January 27, 2018 and thereafter for the Global Opportunity Fund.   The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Caps, which includes fees waived or expenses paid for the benefit of the Funds prior to the change in control of the Adviser.

The Board noted that the Scharf Fund’s expense ratio after waiver was above the peer group median and peer group average for the Retail Class and below the peer group median and peer group average for the Institutional Class.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board noted that the Balanced Opportunity Fund’s expense ratio after waiver was above the peer group median and peer group average.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board noted that the Global Opportunity Fund’s expense ratio after waiver was below the peer group median and peer group average for the first two tiers of the Expense Cap, while the Fund’s expense ratio after waiver was above the peer group median and peer group average for the third tier of the Expense Cap.  The Board also noted that the Fund’s contractual advisory fee was significantly above the peer group median and peer group average.  The Board considered that the contractual advisory fee of the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Funds grow.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Funds do not exceed the Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the expected profitability to the Adviser from its relationship with the Funds and considered any additional benefits that may be derived by the Adviser from its relationship with the Funds, such as “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage as well as Rule 12b-1 fees and shareholder servicing plan fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Adviser with respect to the New Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Funds.

    No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of each of the Funds. Shareholders of each Fund will vote separately on this matter.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.  Approval of the New Investment Advisory Agreement by shareholders of one of the Funds is not contingent on approval of the New Investment Advisory Agreement by shareholders of the other Funds.

Based on all of the foregoing, the Trustees recommend that shareholders of each of the Funds vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Scharf Investments

Since the beginning of the most recently completed fiscal year, to the best of the knowledge of the Trust, no Trustee has made any purchases or sales of securities of Scharf Investments or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of Funds’ shares had the following outstanding:

Fund	Retail Class Shares	Institutional Class Shares	Investor Class Shares
Scharf Fund	18,578.639	7,158,812.600	N/A
Scharf Balanced Opportunity Fund	N/A	N/A	1,525,282.317
Scharf Global Opportunity Fund	614,073.102	N/A	N/A

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Funds, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Funds to be a control person or principal shareholder of the Funds:

Scharf Fund – Retail Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	59.04%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	The Bank of New York Mellon Corporation	DE	27.35%	Record
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	11.87%	Record

Scharf Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Morgan Stanley	DE	45.73%	Record
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	29.21%	Record
National Financial Services LLC FEBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Department, 5th Floor New York, NY 10281-1003	N/A	N/A	6.40%	Record

Scharf Balanced Opportunity Fund – Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	87.87%	Record
UBS WM USA OMNI Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	5.41%	Record

Scharf Global Opportunity Fund – Retail Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	90.11%	Record

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about May 1, 2015.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  In addition, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Michelle M. Nelson, Secretary, Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for each Fund is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting for one or more of the Funds, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment, which may apply to one or more of the Funds, will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy for that Fund.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Funds at the close of business on April 10, 2015 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Funds as of April 10, 2015.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Scharf Investments.

Service Providers

The Funds’ investment adviser is Scharf Investments, LLC, located at 5619 Scotts Valley Drive, Suite 140, Scotts Valley, CA 95066.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
Gail S. Duree (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.
Donald E. O’Connor (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (33 portfolios).
George J. Rebhan (age 80) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
George T. Wofford (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Joe D. Redwine(4) (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).
Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).
Michelle M. Nelson, Esq. (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since January 2015.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (November 2013 to present); Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2015, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 866-5SCHARF or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A
ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Scharf Investments, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [  ]th day of July, 2015, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Scharf Investments, LLC, a Delaware limited liability company (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.   DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings with the U.S. Securities and Exchange Commission; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”) upon at least five (5) days prior notice.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, as amended, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the services and duties of the Adviser shall be confined to those matters expressly set forth herein and as imposed on them by law, and no implied duties are assumed by or may be asserted against the Adviser hereunder including without limitation no obligation to initiate litigation on behalf of the Fund.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser will seek to obtain “best execution” and may take the following factors, among others, into consideration: the net price; clearance; settlement; the reliability, integrity and financial condition of the broker-dealer; efficiency in execution and error resolution; block trading and block positioning; willingness to execute related or unrelated difficult transactions in the future; special execution capabilities; order of call; availability of stocks for short selling; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered and the Adviser satisfies its obligation to obtain “best execution” as that term is defined by law.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.     INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be f similar or different from that given to the Fund.

5.   ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.      EXPENSES.

(a)  With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform the Adviser’s obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meetings; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)  The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  Without any obligation to do so, the Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses in a separate written agreement.  To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)  To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.   INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)  The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval, which shall not be unreasonably withheld, at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)  The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.   NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.   CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   REPORTS AND ACCESS; APPROVAL.

(a)  The Adviser agrees to supply such information to the Board of Trustees and the officers of the Trust and to permit such compliance inspections by the Board of Trustees and the officers of the Trust as shall be reasonably necessary to permit the Board of Trustees to oversee the management of the Fund.

(b)  The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)  The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.   ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b)  Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)  Notwithstanding any other provision of this Agreement except the sentence immediately following this sentence, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing sentence, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)  Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)  No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.  NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.  TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.  RIGHT TO USE NAME.

The Adviser warrants that each Fund’s name is not deceptive or misleading within the meaning of Rule 35d-1 of the Investment Company Act and that the Adviser has rights to any distinctive name used by a Fund.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund shall be resolved by the Adviser.  Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser.  Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by  the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Scharf Investments, LLC”, “Scharf” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.   TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund or by vote of a majority of the outstanding voting securities of a Fund, at any time, with or without cause, and without payment of any penalty.  This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate; provided however that the Advisor may maintain duplicate copies of such books and records for its files at its own expense.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17.   NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.   ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes.  The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust in respect of the Trust’s Anti-Money Laundering Policy.  The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.   CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	SCHARF INVESTMENTS, LLC

By: ________________________________	By: ________________________________
Name: Douglas G. Hess	Name: Brian A. Krawez
Title: President	Title: President

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Scharf Fund	0.99%
Scharf Balanced Opportunity Fund	0.99%
Scharf Global Opportunity Fund	0.99%

PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M89562-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal:				For Against Abstain

1. To approve an Investment Advisory Agreement between Scharf Investments, LLC and Advisors Series Trust on behalf of the Scharf				☐	☐	☐
Global Opportunity Fund.

Signature(s) should be exactly as name or names appear(s) on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Special Meeting of Shareholders is available at www.proxyvote.com.

M89563-TBD

SCHARF GLOBAL OPPORTUNITY FUND

The undersigned shareholder, revoking prior proxies, of the Scharf Global Opportunity Fund (the “Fund”) listed above hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on June 26, 2015, at 11:00 a.m., Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M89564-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal:				For Against Abstain

1. To approve an Investment Advisory Agreement between Scharf Investments, LLC and Advisors Series Trust on behalf of the Scharf Fund				☐	☐	☐

Signature(s) should be exactly as name or names appear(s) on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Special Meeting of Shareholders is available at www.proxyvote.com.

M89565-TBD

SCHARF FUND

The undersigned shareholder, revoking prior proxies, of the Scharf Fund (the “Fund”) listed above hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on June 26, 2015, at 11:00 a.m., Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M89566-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal:				For Against Abstain

1. To approve an Investment Advisory Agreement between Scharf Investments, LLC and Advisors Series Trust on behalf of the Scharf				☐	☐	☐
Balanced Opportunity Fund.

Signature(s) should be exactly as name or names appear(s) on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Special Meeting of Shareholders is available at www.proxyvote.com.

M89567-TBD

SCHARF BALANCED OPPORTUNITY FUND

The undersigned shareholder, revoking prior proxies, of the Scharf Balanced Opportunity Fund (the “Fund”) listed above hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on June 26, 2015, at 11:00 a.m., Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE